UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 28, 2008
(Date of earliest event reported)

                      Banc of America Mortgage 2008-A Trust
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           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)

           New York                   333-132249-19           Applied For
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(State or other jurisdiction of   (Commission File No.     (IRS Employer
 incorporation of issuing entity)  of issuing entity)     Identification No.)
                                                          of issuing entity)

214 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code        (704) 387-8239
                                                 -------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

 (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------

      (5)                               Legality Opinion of Cadwalader,
                                        Wickersham & Taft LLP.

      (8) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit
                                        5).

      (23) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit
                                        5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE
                                         SECURITIES, INC.


January 28, 2008



                                    By: /s/ Judy Lowman
                                       -----------------------------------------
                                       Name:  Judy Lowman
                                       Title:    Principal

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                          Description
-----------                                          -----------

      (5)                            Legality Opinion of Cadwalader, Wickersham
                                     & Taft LLP.

      (8) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

      (23) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).